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                            REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") dated as of October 2, 1996 by and between The Alpine Group, Inc., a Delaware corporation ("ALPINE"), and Superior TeleCom Inc., a Delaware corporation (the "COMPANY").

         This Agreement is being entered into in connection with the issuance of certain shares of 6% Cumulative Preferred Stock, par value $1.00 per share ("SUPERIOR PREFERRED STOCK"), of Superior Telecommunications Inc., a Georgia corporation, which by their terms will be exchangeable for shares of 6% Cumulative Preferred Stock, par value $1.00 per share, of the Company ("TELECOM PREFERRED STOCK");

         In consideration of the foregoing, the parties hereby agree as follows:

         SECTION 1.     DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

         "AFFILIATE" means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such specified Person.

         "BUSINESS DAY" means any day other than a day on which banks are authorized or required to be closed in the State of New York.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMPANY" shall have the meaning set forth in the preamble and shall include the Company's successors by merger, acquisition, reorganization or otherwise.

         "CONTROLLING PERSONS" shall have the meaning set forth in Section
6(a).

         "DAMAGES" shall have the meaning set forth in Section 6(a).

         "DEMAND REGISTRATION" shall have the meaning set forth in Section
2(a).

         "DEMAND REGISTRATION STATEMENT" shall have the meaning set forth in
Section 2(a).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.


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         "HOLDER" means Alpine and each Person (other than the Company and its
Affiliates) to whom Alpine or a Holder transfers Securities if such Person acquires such Securities as Registrable Securities.

         "HOLDERS' COUNSEL" means any counsel selected by Holders of a majority in interest of the Registrable Securities.

         "INSPECTORS" shall have the meaning set forth in Section 4(m).

         "NASD" shall have the meaning set forth in Section 4(q).

         "NASDAQ" shall have the meaning set forth in Section 4(o).

         "OBJECTION NOTICE" shall have the meaning set forth in Section 4(a).

         "OBJECTING PARTY" shall have the meaning set forth in Section 4(a).

         "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or other agency or political subdivision thereof.

         "PIGGY-BACK REGISTRATION" shall have the meaning set forth in Section 3(a).

         "PROSPECTUS" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

         "RECORDS" shall have the meaning set forth in Section 4(m).

         "REGISTRABLE SECURITIES" means the Securities; PROVIDED, HOWEVER, that any Securities shall cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities are transferred to any Person other than a Holder pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, including a sale pursuant to the provisions of Rule 144(k), (iii) such Securities shall have ceased to be outstanding or (iv) such Securities may be sold pursuant to Rule 144(k) (or a successor provision then in force) under the Securities Act without reference to volume or manner of sale restrictions, and the Company shall have delivered to the transfer agent with respect to the Securities an opinion of counsel to such effect and shall have taken such other actions as


                                          2

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are necessary to enable the Holders to have legends restricting the transfer of the Securities removed from the certificates representing the Securities prior to or contemporaneously with any sale thereof by the Holders. Nothing herein shall allow a Holder to register the same Registrable Securities on more than one Registration Statement at any one time.

         "REGISTRATION EXPENSES" shall have the meaning set forth in Section 5.

         "REGISTRATION STATEMENT" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement (including any Demand Registration Statement), and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "SECURITIES" means the shares of TeleCom Preferred Stock (together with any securities issued or issuable with respect to such shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization.)

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

         SECTION 2.     DEMAND REGISTRATION.

              (a) FILING, EFFECTIVENESS. Upon the request of Holders owning at least 50 percent of the Registrable Securities delivered any time after the initial delivery of the Securities to Alpine, but not earlier than October 31, 1997, and provided that such Holders have not previously participated in a Piggy-Back Registration, the Company shall prepare and file with the Commission a registration statement on the appropriate form for an offering under the Securities Act covering the Registrable Securities owned by such Holders (the "DEMAND REGISTRATION STATEMENT"), and the Company will use its best efforts to effect the registration under the Securities Act of the Registrable Securities permitting the public resale by such Holders or their transferees of the Registrable Securities (a "DEMAND REGISTRATION"). The Company shall not be required to effect more than one Demand Registration.

              (b) SUPPLEMENTS; AMENDMENTS. The Company agrees, if necessary, to supplement or amend the Demand Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Demand Registration Statement or by the Securities Act or as requested (which request shall result in the filing of a supplement or amendment) by any Holder of Registrable Securities to which such Demand Registration Statement relates, and the Company agrees to furnish to the Holders, Holders' Counsel and any managing underwriter copies of any such supplement or amendment prior to its being used and/or filed with the Commission.


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              (c)  EFFECTIVE REGISTRATION.  A registration will not be deemed to have been effected as a Demand Registration Statement unless the Demand Registration Statement with respect thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; PROVIDED, HOWEVER, that if after it has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Demand Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such Demand Registration Statement may legally resume. If a registration requested pursuant to this
Section 2 is deemed not to have been effected, then the Company shall continue to be obligated to effect a registration pursuant to this Section 2.

              (d) SELECTION OF UNDERWRITER. If the Holders so elect, the offering of Registrable Securities pursuant to a Demand Registration Statement shall be in the form of an underwritten offering. If they so elect, the Holders participating in such Demand Registration Statement shall select one or more nationally recognized firms of investment bankers (reasonably acceptable to the Company) to act as the book-running managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.

         SECTION 3.     PIGGY-BACK REGISTRATION.

              (a) REQUEST FOR REGISTRATION. Each time after the initial delivery of the Securities to Alpine, but not earlier than October 31, 1997, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its security holders of any class of equity security (other than (i) a registration statement on Form S-4 or S-8 (or any substitute form that is adopted by the Commission) or (ii) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders), and provided that the Holders have not previously exercised their right to require the Company to effect a Demand Registration, then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than 30 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"). The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Each Holder agrees (i) to enter into an underwriting agreement, upon terms and conditions reasonably agreeable to such Holder, as may be required by any managing underwriter in connection with a Piggy-Back


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Registration and (ii) while the Piggy-Back Registration is in effect such Holder will not effect sales, by use of the prospectus included in the Demand Registration Statement, of shares that are also covered by the Piggy-Back Registration. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 3 by giving written notice to the Company of such withdrawal.
The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective, provided that the Company shall give immediate notice of such withdrawal to the Holders of Registrable Securities requested to be included in such Piggy-Back Registration and shall reimburse such Holders for all reasonable out-of-pocket expenses (including counsel fees and expenses) incurred prior to such withdrawal.

              (b) REDUCTION OF OFFERING. In connection with an underwritten offering where Piggy-Back Registration has been requested as provided in Section 3(a), the Company shall use its best efforts to cause all Registrable Securities requested to be included in such Piggy-Back Registration to be included as provided in Section 3(a). If the managing underwriter or underwriters of any such underwritten offering have informed, in writing, the Holders of the Registrable Securities requesting inclusion in such offering that it is their opinion that the total number of shares which the Company, Holders of Registrable Securities and any other Persons participating or requesting to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then the number of shares to be offered for the account of all Persons (other than the Company) participating in such registration shall be reduced or limited (to zero if necessary) PRO RATA in proportion to the respective number of shares requested to be registered by such Persons to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriter or underwriters (except to the extent otherwise provided in any other agreement entered into prior to the date hereof (other than agreements with parties to the Acquisition Agreements) between the Company and holders of its securities relating to registration rights).

         SECTION 4.     REGISTRATION PROCEDURES.

         In connection with the obligations of the Company to effect or cause the registration of any Registrable Securities pursuant to the terms and conditions of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection therewith:

              (a) The Company shall prepare and file with the Commission a Registration Statement on the appropriate form under the Securities Act, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with the provisions of this Agreement; PROVIDED, HOWEVER, that, at least five Business Days prior to filing a


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    Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement, Holders' Counsel and the underwriters, if any, draft copies of all such documents proposed to be filed, which documents will be subject to the review of Holders' Counsel and the underwriters, if any, and the Company will not, unless required by law or this Agreement, file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which Holders holding a majority in interest of the Registrable Securities covered by such Registration Statement or the underwriters with respect to such Securities, if any, shall object in good faith as a result of perceived omissions or misstatements of material fact in such document; PROVIDED, HOWEVER, that any such objection to the filing of any Registration Statement or amendment thereto or any Prospectus or supplement thereto shall be made by written notice (the "OBJECTION NOTICE") delivered to the Company no later than five Business Days after the party or parties asserting such objection (the "OBJECTING PARTY") receives draft copies of the documents that the Company proposes to file. The Objection Notice shall set forth the objections and the specific areas in the draft documents where such objections arise. The Company shall have five Business Days after receipt of the Objection Notice to correct such deficiencies to the satisfaction of the Objecting Party, and will notify each Holder of any stop order issued or threatened by the Commission in connection therewith and shall use its best efforts to prevent the entry of such stop order or to remove it if entered at the earliest possible moment.

              (b) The Company shall promptly prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; shall cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement or supplement to the Prospectus.

              (c) The Company shall promptly furnish to any Holder and the underwriters, if any, without charge, such number of conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, any documents incorporated by reference therein and such other documents as such Holder or underwriter may request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by such Holder.


                                          6

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              (d)  The Company shall, on or prior to the date on which a
    Registration Statement is declared effective, (i) use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or "blue sky" laws of each of the 50 states of the United States; (ii) do any and all other acts and things which may be reasonably necessary or reasonably advisable to enable such Holder to consummate the disposition of such Registrable Securities owned by such Holder; (iii) use its best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which the Registration Statement is required to be kept effective; and (iv) use its best efforts to do any and all other acts or things reasonably necessary or reasonably advisable to enable the disposition in such jurisdictions of such Registrable Securities; PROVIDED, HOWEVER, that the Company shall not be required (x) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d) or (y) to file any general consent to service of process.

              (e) The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holders to consummate the disposition of such Registrable Securities.

              (f) The Company shall promptly notify each Holder, Holders' Counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, (v) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, and (vi) of the happening of any event which makes any statement of a material fact made in a Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; and, as promptly as


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    practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (g) The Company shall make generally available to the Holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

              (h) The Company shall promptly use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement and, if one is issued, shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

              (i) The Company shall, if requested by the managing underwriter or underwriters, if any, Holders' Counsel, or any Holder, promptly incorporate in a Prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters or Holder or Holders' Counsel reasonably requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and the Company shall promptly make all required filings of such Prospectus supplement or post-effective amendment.

              (j) The Company shall, as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a Registration Statement (in the form in which it was incorporated), deliver a copy of each such document to each of the Holders and to Holders' Counsel.

              (k) The Company shall cooperate with the Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under a Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates.


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              (l)  The Company shall enter into such customary agreements
    (including, if applicable, an underwriting agreement in customary form) and take such other actions as the Holders or the underwriters retained by the Holders participating in an underwritten public offering, if any, may request in order to expedite or facilitate the disposition of Registrable Securities (the Holders may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of any underwriters also be made to and for the benefit of the Holders).

              (m) The Company shall promptly make available to each Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such Registration Statement; PROVIDED that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this paragraph, (1) if the Company believes, after consultation with counsel for the Company and counsel for the Holders, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (2) if either (i) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or (ii) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (i) or (ii) such Holder requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that each such Holder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential (it being understood that in any event such Holder shall be entitled to disclose any Records to the extent such Holder in good faith believes that such disclosure is required in response to a request or investigation by a court or other governmental agency or body).

              (n) The Company shall furnish to each Holder and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion or opinions of counsel to the Company, and
    (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders of Registrable


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    Securities included in such offering or the managing underwriter therefor reasonably requests.

              (o) The Company shall use its best efforts to cause the Registrable Securities included in a Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) authorized to be quoted and/or listed, as applicable, on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") or the National Market System of NASDAQ if the Registrable Securities so qualify.

              (p) The Company shall provide a CUSIP number for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement.

              (q) The Company shall cooperate with each Holder and each underwriter participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD").

              (r) The Company shall, during the period when the Prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

              (s) The Company shall appoint a transfer agent and registrar for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement.

              (t) In connection with an underwritten offering, the Company will participate, to the extent reasonably requested by the managing underwriter for the offering or the Holders, in customary efforts to sell the securities under the offering, including without limitation, participating in "road shows."

              (u) If the Registrable Securities are of a class of securities that is listed on a national securities exchange, the Company will file copies of any Prospectus with such exchange in compliance with Rule 153 under the Securities Act so that the Holders shall benefit from the prospectus delivery procedures described therein.

         If any Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting



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any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal or state "blue sky" statute and the rules and regulations thereunder then in force. the deletion of the reference to such Holder.

         SECTION 5. REGISTRATION EXPENSES. Any and all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all Commission and securities exchange, NASDAQ or NASD registration and filing fees, all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), all expenses for word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, the fees and expenses incurred in connection with the listing of the Registrable Securities, the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letter requested pursuant to Section 4(n)), Securities Act liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, Counsel Fees (as hereinafter defined) and disbursements of Holders' Counsel (which counsel, it is understood, shall be a single firm representing all of the Holders) and any reasonable out-of-pocket expenses of the Holders and their agents, including any reasonable travel costs, but excluding underwriting discounts and commissions and transfer taxes, if any (which shall be paid by the Holders, pro rata in accordance with the number of Shares sold in the offering), relating to the sale or disposition of Registrable Securities (all such expenses being herein called "Registration Expenses"), will be borne by the Company whether or not the Demand Registration Statement or Piggy-Back Registration to which such expenses relate becomes effective. As used herein, Counsel Fees means the reasonable fees and disbursements of Holders' Counsel for representation of the Holders in connection with the review of a Registration Statement, which fees shall be supported by detail; PROVIDED, HOWEVER, that the maximum amount of Counsel Fees for which the Company shall be obligated to reimburse the Holders is $7,500 for a particular Registration Statement.

         SECTION 6.     INDEMNIFICATION AND CONTRIBUTION.

              (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, its partners, officers, directors, trustees, stockholders, employees, agents and investment advisers, and each Person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Holder, together with the partners, officers, directors, trustees, stockholders, employees, agents and investment advisors of such Person (collectively, the "Controlling Persons"), from and against all losses, claims, damages, liabilities and expenses (including without limitation any legal or other fees and expenses incurred by any Holder or any such Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, the "Damages") to which such Holder, its partners, officers, directors, trustees, stockholders, employees, agents and investment advisers, and any such Controlling Person, may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such Damages arise out of or are based upon any such untrue statement or omission based upon information relating to such Holder furnished in writing to the Company by such Holder expressly for use therein; PROVIDED, HOWEVER, that the Company shall not be liable to any Holder under this Section 6(a) to the extent that any such Damages were caused by the fact that such Holder sold Securities to a Person as to whom it shall be established that there was not sent or given, or deemed sent or given pursuant to Rule 153 under the Securities Act, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if, and only if, (i) the Company has previously furnished copies of such amended or supplemented Prospectus to such Holder and
(ii) such Damages were caused by any untrue statement or omission or alleged untrue statement or omission contained in the Prospectus so delivered which was corrected in such amended or supplemented Prospectus. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities except with respect to information provided by the underwriter specifically for inclusion therein.

              (b) INDEMNIFICATION BY THE HOLDERS. Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers, stockholders, employees and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, the Company, together with the partners, officers, directors, stockholders, employees and agents of such Person, to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to (i) information relating to such Holder furnished to the Company in writing by such

Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) the failure of a Holder to deliver a Prospectus as described in the proviso to the preceding paragraph (a); PROVIDED, HOWEVER, that such Holder shall not be obligated to provide such indemnity to the extent that such Damages result from the failure of the Company to promptly amend or take action to correct or supplement any such Registration Statement or Prospectus on the basis of corrected or supplemental information provided in writing by such Holder to the Company expressly for such purpose. In no event shall the liability of any Holder of Registrable Securities hereunder be greater in amount than the amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

              (c) INDEMNIFICATION PROCEDURES. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph
(a) or (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel relating to such proceeding. The failure of an indemnified party to notify the indemnifying party with respect to a particular proceeding shall not relieve the indemnifying party from any obligation or liability (i) which it may have pursuant to this Agreement if the indemnifying party is not substantially prejudiced by the failure to notify or (ii) which it may have otherwise than pursuant to this Agreement. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party or parties, or (iii) (A) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or parties and any indemnifying party or an Affiliate of such indemnified party or parties or of any indemnifying party, (B) there may be one or more defenses available to such indemnified party or parties or such Affiliate of such indemnified party or parties that are different from or additional to those available to any indemnifying party or such Affiliate of any indemnifying party and (C) such indemnified party or parties shall have been advised by such counsel that there may exist a conflict of interest between or among such indemnified party or parties or such Affiliate of such indemnified party or parties and any indemnifying party or such Affiliate of any indemnifying party, in which case, if such indemnified party or parties notifies the indemnifying party or parties in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying parties, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party or parties from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding, with no payment by such indemnified party of consideration.

              (d) CONTRIBUTION. If the indemnification from the indemnifying party provided for in this Section 6 is found, in a final judicial determination not subject to final appeal, to be unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no selling Holder shall be required to contribute any amount in excess of the amount by which the total proceeds received by such selling Holder with respect to Registrable Securities sold exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue statement or omission. Each Holder's obligation to contribute pursuant to this Section 6(d) is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all the Holders and not joint. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 6(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6(d).

         SECTION 7. RULE 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales under Rule 144 under the Securities Act), and it will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         SECTION 8. RULE 144A. The Company covenants that it will file all reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder (or if the Company is not required to file such reports, it will, upon the request of any Holder, make available other information so long as necessary to permit sales of the Registrable Securities pursuant to Rule 144A under the Securities
Act), all to the extent as may be required from time to time to enable such Holder to sell the Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144A, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission, in each case to the extent that the Registrable Securities were not when issued of the same class as securities listed on a national securities exchange or quoted in a U.S. automated interdealer quotation system.


         SECTION 9.     MISCELLANEOUS.

              (a) NO INCONSISTENT AGREEMENTS. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

              (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in interest of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; PROVIDED, HOWEVER, that, no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 4 hereof (other than any immaterial amendment, modification, supplement, waiver or consent) shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

              (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopier, registered or certified mail (return receipt requested), postage prepaid or courier to the parties at their respective addresses set forth on the signature pages hereof (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof).

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; by confirmed receipt of transmission, if telecopied; and on the next Business Day if timely delivered to a courier guaranteeing overnight delivery.

              (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

              (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

              (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

              (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles or rules of conflicts of law.

              (h) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law,

              (i) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

              (j) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

              (k) FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

              (l) REMEDIES. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that remedies at law for violations hereof, including monetary damages, are inadequate and that the right to object in any action for specific performance or injunctive relief hereunder on the basis that a remedy at law would be adequate is waived.

         IN WITNESS WHEREOF. the parties have executed this Agreement as of the date first written above.

                                       THE ALPINE GROUP, INC.


                                       By:/s/ Stewart H. Wahrsager
                                           Name: Stewart H. Wahrsager
                                           Title:     Senior Vice President and
                                                      Secretary

                                       Address for notices:

                                       The Alpine Group, Inc.
                                       1790 Broadway
                                       New York, New York 10019
                                       Attention: President

                                       SUPERIOR TELECOM INC.


                                       By: /s/ Stewart H. Wahrsager
                                           Name: Stewart H. Wahrsager
                                           Title: Secretary

                                       Address for notices:

                                       Superior TeleCom Inc.
                                       1790 Broadway
                                       New York, New York 10019
                                       Attention: President